UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 15, 2020
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Exploration of Potential Transaction

On July 15, 2020, Dell Technologies Inc. (“Dell”) announced that it is exploring potential alternatives with respect to its ownership interest in VMware, Inc. ( “VMware”), including a potential spin-off of its ownership interest to Dell stockholders that is intended to qualify as generally tax-free for U.S. federal income tax purposes to Dell and its stockholders (a “Spin-off”). VMware has formed a special committee of the board of directors (the “Special Committee”) to evaluate and engage in discussions and negotiations with Dell with respect to any proposal that may be made by Dell with respect to a Spin-off. Although the process is only at an exploratory stage, VMware believes that a Spin-off may be value-enhancing to VMware and its stockholders and could result in a simpler capital structure and a broader stockholder base, provide greater strategic flexibility and address certain governance arrangements, while still maintaining a mutually beneficial strategic and commercial partnership with Dell, which includes supporting our numerous joint customers.

As part of the discussions, VMware expects that it may negotiate with Dell the payment of a special cash dividend by VMware, which would be paid on a pro rata basis to all of VMware’s stockholders. In the event VMware determines to declare such a dividend, VMware expects that it would be funded in part through the incurrence of new indebtedness. VMware believes that in any potential Spin-off it would be important to retain VMware’s existing investment grade rating. In addition, VMware expects that any discussions with respect to a Spin-off would address the further formalization of certain mutually beneficial existing arm’s-length commercial arrangements that reflect the close operating relationship currently in place between VMware and Dell, including go-to-market, services, research and development, and intellectual property agreements, to provide for ongoing strategic benefits and continued support for customers of both companies following a Spin-off. Any potential Spin-off would not occur prior to September 2021.

There can be no assurance that any discussions with respect to a potential Spin-off will result in the entry into definitive agreements concerning a Spin-off or, if such definitive agreements were to be reached, that they would reflect terms consistent with those described above or would result in the consummation of the Spin-off transactions provided for in such definitive agreements. Discussions concerning a potential Spin-off and related matters may be terminated at any time by VMware or Dell.

VMware does not intend to update, and disclaims any obligation it may have to update, the foregoing disclosure.

Share Repurchase Authorization

On July 15, 2020, the Board of Directors of VMware extended authorization of VMware’s existing stock repurchase program, which currently has approximately $719 million of VMware’s Class A common stock remaining, to run through the end of fiscal year 2022 and authorized the repurchase of up to an additional $1.0 billion of VMware’s Class A common stock through the end of fiscal year 2022. Stock repurchases may be made from time-to-time in open market transactions or privately negotiated transactions. The timing of any repurchase and the actual number of shares repurchased will depend on a variety of factors, including VMware’s stock price, corporate and regulatory requirements and other market and economic conditions.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that are based on VMware’s current expectations, including, among other things, statements regarding the terms of a Spin-off, including VMware’s proposed payment of a special cash dividend and entry into commercial arrangements with Dell in connection with a Spin-off and the proposed completion date thereof, and future stock repurchases. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the possibility that Dell does not, or that the Special Committee determines not to, pursue a Spin-off or transactions related thereto; (ii) VMware’s ability to pay a special cash dividend in connection with a Spin-Off or repurchase shares, (iii) the impact of the COVID-19 pandemic on VMware’s operations, financial condition, VMware’s customers, the business environment and the global and regional economies; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in consumer, government and information technology spending; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing, and security industries, as well as new product and marketing initiatives by VMware’s competitors; (vii) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware; (viii) rapid technological changes in the virtualization software and cloud, end user, security and mobile computing industries; (ix) VMware’s customers’ ability to transition to new products, platforms, services, solutions and computing strategies in such areas as containerization, modern applications, intrinsic security and networking, cloud, digital workspaces, virtualization and the software defined data center, and the uncertainty of their acceptance of emerging technology; (x) VMware’s ability to enter into, maintain and extend strategically effective partnerships and alliances; (xi) the continued risk of litigation and regulatory actions; (xii) VMware’s ability to protect its proprietary technology; (xiii) changes to product and service development timelines; (xiv) VMware’s relationship with Dell and Dell’s ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to Dell’s investment in VMware; (xv) VMware’s ability to attract and retain highly qualified employees; (xvi) the ability of VMware to utilize its relationship with Dell to leverage go-to-market and product development activities; (xvii) risks associated with cyber-attacks, information security and data privacy; (xviii) disruptions resulting from key management changes; (ix) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers; (xx) changes in VMware’s financial condition; (xxi) geopolitical changes such as Brexit and increased tariffs and trade barriers that could adversely impact VMware’s non-U.S. sales; and (xxii) other business effects, including those related to industry, market, economic, political, regulatory and global health conditions. These forward-looking statements are made as of the date of this Current Report on Form 8-K, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and Current Reports on Form 8-K that VMware has filed and may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 15, 2020

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary